Borrowings	12 Months Ended
Dec. 31, 2018
Long-term Debt, Current and Noncurrent [Abstract]
Borrowings	Borrowings
Debt at December 31 consisted of the following:

	2018	2017
Short-term commercial paper borrowings	$498.9	$2,696.8
0.15 to 7.13 percent long-term notes (due 2019-2047)	9,640.8	10,756.7
Other long-term debt	10.1	13.0
Unamortized debt issuance costs	(28.4)	(49.0)
Fair value adjustment on hedged long-term notes	177.2	229.0
Total debt	10,298.6	13,646.5
Less current portion	(1,102.2)	(3,706.5)
Long-term debt	$9,196.4	$9,940.0

The weighted-average effective borrowing rate on outstanding commercial paper at December 31, 2018 was 2.36 percent.
At December 31, 2018, we had a total of $5.42 billion of unused committed bank credit facilities, which consisted primarily of a $3.00 billion credit facility that expires in December 2023 and a $2.00 billion 364-day facility that expires in December 2019, both of which are available to support our commercial paper program. We have not drawn against the $3.00 billion and $2.00 billion facilities. Of the remaining facilities, there was $25.9 million outstanding under the revolving credit facilities as of December 31, 2018, and $6.0 million was outstanding under these facilities as of December 31, 2017. Compensating balances and commitment fees are not material, and there are no conditions that are probable of occurring under which the lines may be withdrawn.
In May 2017, we issued $750.0 million of 2.35 percent fixed-rate notes due in May 2022, $750.0 million of 3.10 percent fixed-rate notes due in May 2027, and $750.0 million of 3.95 percent fixed-rate notes due in May 2047, with interest to be paid semi-annually. We are using the net proceeds of $2.23 billion from the sale of these notes for general corporate purposes, which included the repayment of notes due in 2018 and may include the repayment of notes due in 2019. Prior to such uses, we may temporarily invest the net proceeds in investment securities.
The aggregate amounts of maturities on long-term debt for the next five years are as follows:

	2019	2020	2021	2022	2023
Maturities on long-term debt	$604.5	$3.5	$2.3	$1,439.0	$0.3

We have converted approximately 25 percent of our long-term fixed-rate notes to floating rates through the use of interest rate swaps. The weighted-average effective borrowing rates based on long-term debt obligations and interest rates at December 31, 2018 and 2017, including the effects of interest rate swaps for hedged debt obligations, were 3.13 percent and 2.65 percent, respectively.
The aggregate amount of cash payments for interest on borrowings, net of capitalized interest, are as follows:

	2018	2017	2016
Cash payments for interest on borrowings	$223.8	$192.7	$146.4

In accordance with the requirements of derivatives and hedging guidance, the portion of our fixed-rate debt obligations that is hedged as a fair value hedge is reflected in the consolidated balance sheets as an amount equal to the sum of the debt’s carrying value plus the fair value adjustment representing changes in fair value of the hedged debt attributable to movements in market interest rates subsequent to the inception of the hedge.